Templeton American
Trust

[PHOTO APPEARS HERE]

Gary P. Motyl
President
Templeton
American Trust

Your Fund's
Objective:

The Templeton American Trust seeks long-term total return through a flexible policy of investing primarily in stocks and debt obligations of U.S. companies. The Fund may, however, invest up to 35% of its assets in securities in any foreign country, developed or underdeveloped.


February 15, 1996

Dear Shareholder:

We are pleased to bring you the annual report of the Templeton American Trust, which covers the twelve months ended December 31, 1995.

During the fiscal year, falling interest rates, strong corporate earnings growth, and massive cash inflows into mutual funds buoyed U.S. equities. The U.S. stock market, as measured by both the Standard & Poor's 500 Stock Index (S&P 500)/(R)/ and the Dow Jones Industrial Average/(R)/, turned in a spectacular performance, breaking records with ease and making the most bullish market prognosticators appear timid. Even a dramatic weakening in the important technology sector late in 1995 could not restrain investor enthusiasm for stocks.

Within this environment, the Fund's Class II shares produced a one-year total return of 17.55%, as discussed in the Performance Summary on page 6. It did not, however, perform as well as the broader market indices, such as the unmanaged S&P 500, which rose 37.45% during the same period.

One of the most important reasons for this underperformance was the Fund's low exposure to technology and blue-chip stocks, whose high price/earnings and price-to-book value ratios were favored by investors during the year. The Fund's performance was also hurt by its relatively high cash position (27.8% of total net assets) and its exposure to foreign equities (14.7% of total net assets). While many overseas stocks posted positive gains in 1995, the underlying tone of most foreign markets was not as favorable as that of the U.S. market. Of course, investing in foreign securities involves special risks related to market, currency, economic, political and other factors. These risks are discussed in the Fund's prospectus.

Maintaining a long-term approach to value-oriented investing, we made few changes to the portfolio during the reporting period. We did, however, add to our position in Wheelabrator Technologies, a manufacturer of waste and energy-related equipment, which we feel has excellent long-term prospects. And taking advantage of rising share prices, we sold all of our stock in Bancorp Hawaii and reduced our holdings of Intel Corp., the leading U.S. microprocessor maker.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our


--------------------------------------------------------------------------------

Templeton American Trust

Geographic Distribution on 12/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

             United States Stocks                 57.5%
             European Stocks                       8.4%
             Austrailian & New Zealand Stocks      3.8%
             Asian Stocks                          1.6%
             Latin American Stocks                 0.9%
             Short-Term Obligations &
              Other Net Assets                    27.8%


opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change in light of new circumstances as they arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

While the potential outlook for U.S. equities appears bright due to low inflation, declining interest rates, and strong corporate profits, it has become increasingly difficult to find undervalued U.S. securities to purchase for the Fund.

--------------------------------------------------------------------------------

Templeton American Trust
Top 10 Holdings on 12/31/95
As a Percentage of Total Net Assets

                                                                      % of Total
Company, Industry                                                     Net Assets
--------------------------------------------------------------------------------
Boeing Co., Aerospace & Military
Technology                                                            2.3%
--------------------------------------------------------------------------------
Federal National Mortgage Association,
Financial Services                                                    2.2%
--------------------------------------------------------------------------------
Barrett Resources Corp.,
Energy Sources                                                        2.1%
--------------------------------------------------------------------------------
American International Group, Inc.,
Insurance                                                             2.0%
--------------------------------------------------------------------------------
Georgia-Pacific Corp., Forest Products &
Paper                                                                 2.0%
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.,
Industrial Components                                                 1.8%
--------------------------------------------------------------------------------
Great Lakes Chemical Corp.,
Chemicals                                                             1.8%
--------------------------------------------------------------------------------
Pinnacle West Capital Corp.,
Utilities - Electrical & Gas                                          1.8%
--------------------------------------------------------------------------------
Owens Corning Fiberglas Corp.,
Building Materials & Components                                       1.5%
--------------------------------------------------------------------------------
Intel Corp., Electronic Components &
Instruments                                                           1.5%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 10 of this report.


It should be noted that the 1995 price/earnings ratios of the U.S. stock market were relatively high, and at year end the dividend yields reached 20-year lows.* Also, remembering what happened to some now-defunct computer companies during the personal computer boom of the



*Sources: Baseline. The price/earnings ratios for the Dow Jones Industrial
          Average and the S&P 500 for 1995 were 15.5 and 16.9, respectively.

          Factset Data Systems, Inc. The dividend yields for the Dow Jones Industrial Average and the S&P 500 as of December 31, 1995, were 2.28% and 2.32%, respectively.


--------------------------------------------------------------------------------

Templeton American Trust
Top 10 Industries on 12/31/95
As a Percentage of Total Net Assets

                                                                      % of Total
Industry                                                              Net Assets
--------------------------------------------------------------------------------
Energy Sources                                                        10.6%
--------------------------------------------------------------------------------
Insurance                                                              7.2%
--------------------------------------------------------------------------------
Transportation                                                         5.5%
--------------------------------------------------------------------------------
Forest Products & Paper                                                5.2%
--------------------------------------------------------------------------------
Merchandising                                                          4.4%
--------------------------------------------------------------------------------
Utilities - Electrical & Gas                                           4.3%
--------------------------------------------------------------------------------
Banking                                                                4.1%
--------------------------------------------------------------------------------
Building Materials & Components                                        3.2%
--------------------------------------------------------------------------------
Industrial Components                                                  2.9%
--------------------------------------------------------------------------------
Electrical & Electronics                                               2.8%
--------------------------------------------------------------------------------

mid-1980s, we are concerned about the speculative fervor surrounding some of the "new era" initial public offerings.

Looking forward, we shall continue to implement, in a disciplined fashion, the investment strategies which have served our shareholders over the long term. We thank you for your participation in the Templeton American Trust and welcome any comments or suggestions you may have.

Sincerely,

/s/ Gary P. Motyl

Gary P. Motyl, CFA
President
Templeton American Trust, Inc.

Performance Summary
Class I Shares

The Templeton American Trust Class I shares reported a cumulative total return of 9.94% since inception on May 1, 1995. Cumulative total return shows the change in value of an investment and does not include the current maximum 5.75% initial sales charge.

We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

During the reporting period, Class I shareholders received distributions of 19.5 cents ($0.195) per share in income dividends, 9 cents ($0.09) in short-term capital gains, and 17.5 cents ($0.175) in long-term capital gains.

The price of the Fund's Class I shares, as measured by net asset value, increased from $13.37 on May 1, 1995 to $14.23 on December 31, 1995. Of course, past performance is not indicative of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

The graph on page 5 shows how an investment in the Templeton American Trust Class I shares, since inception on May 1, 1995, has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, and past performance is not predictive of future results.

--------------------------------------------------------------------------------

TEMPLETON AMERICAN TRUST-CLASS I
Total Return Index Comparison
$10,000 Investment (5/1/95-12/31/95)


[GRAPH APPEARS HERE SHOWING COMPARISON BETWEEN TEMPLETON AMERICAN TRUST-CLASS
                       I*, S&P 500 INDEX, AND THE CPI**]

                                                5/95              12/95
                                             ---------          ---------
Templeton American Trust-Class I             $ 10,000           $ 10,362

S&P 500 Index                                  10,000             12,179

Consumer Price Index                           10,000             10,105

*Includes all sales charges and represents the change in value of an investment over the indicated period, assuming reinvestment of dividends and capital gains. Past performance is not indicative of future results.

**Source: U.S. Bureau of Labor Statistics.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Templeton American Trust
Periods ended December 31, 1995
Class I shares
                                 Since
                                 Inception
                                 (05/01/95)
Aggregate Total Return/1/
Class I Shares                   3.62%
Cumulative  Total Return/2/
Class I Shares                   9.94%

1. Aggregate total return represents the change in value of an investment over the indicated period. The figure reflects the maximum 5.75% initial sales charge. Since Class I shares have existed for less than one year, average annual total returns are not provided.

2. Cumulative total return represents the change in value of an investment over the period indicated. This calculation does not include the current maximum 5.75% initial sales charge.

Total return calculations assume reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.
--------------------------------------------------------------------------------
                                                                               5

Performance Summary
Class II Shares

The Templeton American Trust Class II shares reported a total return of 17.55% for the one-year period ended December 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

We always maintain a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart on page 7, the Fund's Class II shares delivered a cumulative total return of more than 69% since inception on February 27, 1991.

During the reporting period, Class II shareholders received distributions of
13.63 cents ($0.1363) per share in income dividends, 9 cents ($0.09) in short-term capital gains, and 19.5 cents ($0.195) in long-term capital gains.

The price of the Fund's Class II shares, as measured by net asset value, increased from $12.49 on December 31, 1994 to $14.25 on December 31, 1995. Of course, past performance is not indicative of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

The graph on page 7 shows how an investment in the Templeton American Trust Class II shares, since inception on February 27, 1991, has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). It also shows how the Fund has outperformed the unmanaged S&P 500 during most of that period. Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time) and includes no initial sales charges or management expenses. Of course, one cannot invest directly in an index, and past performance is not predictive of future results.

--------------------------------------------------------------------------------

TEMPLETON AMERICAN TRUST-CLASS II
Total Return Index Comparison
$10,000 Investment (2/27/91-12/31/95)

         [COMPARISON GRAPH SHOWING TEMPLETON AMERICA TRUST-CLASS II*,
           S&P 500 INDEX, AND CONSUMER PRICE INDEX** APPEARS HERE]


Templeton American Markets Trust-Class II

S&P 500 Index

Consumer Price Index

* Includes all sales charges and represents the change in value of an investment over the indicated period, assuming reinvestment of dividends and capital gains. Past performance is not indicative of future results.

** Source: U.S. Bureau of Labor Statistics.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Templeton American Trust
Periods ended December 31, 1995
Class II shares
                                                          Since
                                                          Inception
                            One-Year       Three-Year     (2/27/91)
Average Annual
Total Return/1/
Class II Shares              15.25%          11.07%         11.28%
Cumulative
Total Return/2/
Class II Shares              17.55%          38.37%         69.46%

1. Average annual total returns represent the average annual change in value of an investment over the periods indicated. They include the deduction of the 1.00% initial sales charge and the 1.00% contingent deferred sales charge
(CDSC), applicable to shares redeemed within the first 18 months of investment. See note below.

2. Cumulative total return represents the change in value of an investment over the periods indicated. These calculations do not include the deduction of the 1.00% initial sales charge nor the 1.00% CDSC. See note below.

Note: Prior to May 1, 1995, Class II shares were offered with no initial sales charge and a higher but declining contingent deferred sales charge. Thus, actual total returns would have been somewhat different than noted above. All total return figures assume reinvestment of dividends and capital gains. Past expense reductions by the Fund's manager increased the Fund's total returns.

Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of the countries where investments are made. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.
--------------------------------------------------------------------------------

Templeton American Trust, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                           CLASS I
                                                      -----------------
                                                       FOR THE PERIOD
                                                        MAY 1, 1995+
                                                           THROUGH
                                                      DECEMBER 31, 1995
                                                      -----------------
Net asset value, beginning of period                       $13.37
                                                           ------
Income from investment operations:
 Net investment income                                        .11
 Net realized and unrealized gain                            1.21
                                                           ------
Total from investment operations                             1.32
                                                           ------
Distributions:
 Dividends from net investment income                        (.20)
 Distributions from net realized gains                       (.26)
                                                           ------
Total distributions                                          (.46)
                                                           ------
Change in net asset value                                     .86
                                                           ------
Net asset value, end of year                               $14.23
                                                           ======
TOTAL RETURN*                                               9.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                              $  881
Ratio of expenses to average net assets                     1.81%**
Ratio of net investment income to average net assets        1.31%**
Portfolio turnover rate                                     4.44%

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.
 +COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton American Trust, Inc.
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                              CLASS II
                          -----------------------------------------------------
                                                              FEBRUARY 7, 1991
                              YEAR ENDED DECEMBER 31          (COMMENCEMENT OF
                          ----------------------------------   OPERATIONS) TO
                           1995     1994     1993     1992    DECEMBER 31, 1991
                          -------  -------  -------  -------  -----------------
Net asset value,
 beginning of period      $ 12.49  $ 13.39  $ 11.77  $ 11.20       $ 10.00
                          -------  -------  -------  -------       -------
Income from investment
 operations:
 Net investment income        .14      .04      .04      .10           .08
 Net realized and
  unrealized gain            2.04      .17     1.82      .83          1.22
                          -------  -------  -------  -------       -------
Total from investment
 operations                  2.18      .21     1.86      .93          1.30
                          -------  -------  -------  -------       -------
Distributions:
 Dividends from net
  investment income          (.14)    (.05)    (.03)    (.11)         (.08)
 Distributions from net
  realized gains             (.28)   (1.06)    (.21)    (.09)         (.02)
 Distributions in excess
  of realized gains            --       --       --     (.16)           --
                          -------  -------  -------  -------       -------
Total distributions          (.42)   (1.11)    (.24)    (.36)         (.10)
                          -------  -------  -------  -------       -------
Change in net asset
 value                       1.76     (.90)    1.62      .57          1.20
                          -------  -------  -------  -------       -------
Net asset value, end of
 year                     $ 14.25  $ 12.49  $ 13.39  $ 11.77       $ 11.20
                          =======  =======  =======  =======       =======
TOTAL RETURN*              17.55%    1.63%   15.82%    8.33%        13.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                    $44,183  $37,959  $34,418  $27,485       $13,019
Ratio of expenses to
 average net assets         2.40%    2.47%    2.53%    3.17%         3.94%**
Ratio of expenses, net
 of reimbursement to
 average net assets         2.40%    2.47%    2.53%    2.25%         2.25%
Ratio of net investment
 income to average net
 assets                      .95%     .34%     .31%    1.13%         1.64%**
Portfolio turnover rate     4.44%   31.92%   14.10%   27.91%         9.86%


 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton American Trust, Inc.
Investment Portfolio, December 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY                 ISSUE                      COUNTRY SHARES     VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 72.0%
--------------------------------------------------------------------------------
 Aerospace & Military Technical Systems: 2.3%
                          Boeing Co.                   U.S.   13,000 $ 1,018,875
--------------------------------------------------------------------------------
 Automobiles: 1.5%
                          Ford Motor Co.               U.S.   23,000     667,000
--------------------------------------------------------------------------------
 Banking: 4.1%
                          Australia & New Zealand
                           Banking Group Ltd.          Aus.  102,910     482,639
                          BankAmerica Corp.            U.S.   10,000     647,500
                          Chemical Banking Corp.       U.S.    6,000     352,500
                          NationsBank Corp.            U.S.    5,500     382,938
                                                                     -----------
                                                                       1,865,577
--------------------------------------------------------------------------------
 Building Materials & Components: 3.2%
                          *Owens Corning Fiberglas
                           Corp.                       U.S.   15,500     695,563
                          Pioneer International
                           Ltd.                        Aus.  175,000     451,339
                          Uralita                       Sp.   31,250     283,388
                                                                     -----------
                                                                       1,430,290
--------------------------------------------------------------------------------
 Business & Public Services: 1.5%
                          Esselte AB, B                Swe.   22,000     329,547
                          Wheelabrator
                           Technologies Inc.           U.S.   22,000     368,500
                                                                     -----------
                                                                         698,047
--------------------------------------------------------------------------------
 Chemicals: 1.8%
                          Great Lakes Chemical
                           Corp.                       U.S.   11,000     792,000
--------------------------------------------------------------------------------
 Data Processing & Reproduction: 1.0%
                          *Quantum Corp.               U.S.   28,000     451,500
--------------------------------------------------------------------------------
 Electrical & Electronics: 2.8%
                          Alcatel Alsthom SA            Fr.    1,600     137,946
                          BBC Brown Boveri Ltd.,
                           br.                        Swtz.      525     609,883
                          Motorola Inc.                U.S.    9,000     513,000
                                                                     -----------
                                                                       1,260,829
--------------------------------------------------------------------------------
 Electronic Components & Instruments: 1.5%
                          Intel Corp.                  U.S.   12,000     681,000
--------------------------------------------------------------------------------
 Energy Equipment & Services: 0.7%
                          Sun Co. Inc.                 U.S.   12,000     328,500
--------------------------------------------------------------------------------
 Energy Sources: 10.6%
                          Amerada Hess Corp.           U.S.    4,000     212,000
                          *Barrett Resources Corp.     U.S.   32,500     954,688
                          Norsk Hydro AS, ADR          Nor.    8,800     368,500

Templeton American Trust, Inc.
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY                 ISSUE                     COUNTRY SHARES     VALUE
-------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Energy Sources (cont.)
                          Saga Petroleum AS, B       Nor.    20,000 $   249,443
                          Societe Elf Aquitane SA     Fr.     4,000     294,711
                          Tosco Corp.                U.S.    13,500     514,688
                          Total SA, B                 Fr.     7,000     472,432
                          USX-Marathon Group Inc.    U.S.    33,000     643,500
                          Valero Energy Corp.        U.S.    27,000     661,500
                          YPF Sociedad Anonima,
                           ADR                       Arg.    18,000     389,250
                                                                    -----------
                                                                      4,760,712
-------------------------------------------------------------------------------
 Financial Services: 2.5%
                          Dean Witter Discover &
                           Co.                       U.S.     3,122     146,734
                          Federal National
                           Mortgage Assn.            U.S.     8,000     993,000
                                                                    -----------
                                                                      1,139,734
-------------------------------------------------------------------------------
 Forest Products & Paper: 5.2%
                          *Crown Vantage Inc.        U.S.     1,710      24,368
                          Georgia-Pacific Corp.      U.S.    13,000     892,125
                          International Paper Co.    U.S.     9,800     371,175
                          James River Corp.          U.S.    17,100     412,538
                          Westvaco Corp.             U.S.    24,000     666,000
                                                                    -----------
                                                                      2,366,206
-------------------------------------------------------------------------------
 Health & Personal Care: 2.4%
                          Astra AB, A                Swe.    15,000     598,424
                          Windmere Corp.             U.S.    70,000     498,750
                                                                    -----------
                                                                      1,097,174
-------------------------------------------------------------------------------
 Industrial Components: 2.9%
                          BW/IP Inc.                 U.S.    30,000     495,000
                          Goodyear Tire & Rubber
                           Co.                       U.S.    18,000     816,750
                                                                    -----------
                                                                      1,311,750
-------------------------------------------------------------------------------
 Insurance: 7.2%
                          Aetna Life & Casualty
                           Co.                       U.S.     8,500     588,625
                          American International
                           Group Inc.                U.S.     9,750     901,875
                          Kemper Corp.               U.S.    13,000     645,125
                          Presidential Life Corp.    U.S.    47,100     465,113
                          Progressive Corp. Ohio     U.S.     2,700     131,963
                          Providian Corp.            U.S.     3,000     122,250
                          *Transport Holdings
                           Inc., A                   U.S.        32       1,304
                          Travelers Inc.             U.S.     6,433     404,475
                                                                    -----------
                                                                      3,260,730
-------------------------------------------------------------------------------

Templeton American Trust, Inc.
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY                 ISSUE                      COUNTRY SHARES     VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
 Merchandising: 4.4%
                          American Stores Co.          U.S.   24,444 $   653,877
                          Dairy Farm International
                           Holdings Ltd.               H.K.  100,000      92,000
                          Dayton-Hudson Corp.          U.S.    6,000     450,000
                          K Mart Corp.                 U.S.   25,000     181,250
                          Limited Inc.                 U.S.   23,000     399,625
                          Strawbridge & Clothier,
                           A                           U.S.    8,487     203,688
                                                                     -----------
                                                                       1,980,440
--------------------------------------------------------------------------------
 Metals & Mining: 1.8%
                          Oregon Steel Mills Inc.      U.S.   14,000     196,000
                          Reynolds Metals Co.          U.S.   11,000     622,875
                                                                     -----------
                                                                         818,875
--------------------------------------------------------------------------------
 Multi-Industry: 1.4%
                          Hutchison Whampoa Ltd.       H.K.  100,000     609,117
--------------------------------------------------------------------------------
 Telecommunications: 0.1%
                          Telecomunicacoes
                           Brasileiras SA, ADR,
                           144A                       Braz.      136       6,452
--------------------------------------------------------------------------------
 Textiles & Apparel: 2.7%
                          *Fruit of the Loom Inc.,
                           A                           U.S.   23,000     560,625
                          Shaw Industries Inc.         U.S.   45,000     663,750
                                                                     -----------
                                                                       1,224,375
--------------------------------------------------------------------------------
 Transportation: 5.5%
                          American President Cos.
                           Ltd.                        U.S.   27,000     621,000
                          *AMR Corp.                   U.S.    8,000     594,000
                          Brambles Industries Ltd.     Aus.   40,000     445,951
                          *OMI Corp.                   U.S.   50,000     325,000
                          Stolt Nielsen SA             U.S.   17,000     490,875
                                                                     -----------
                                                                       2,476,826
--------------------------------------------------------------------------------
 Utilities Electrical & Gas: 4.3%
                          Iberdrola SA                  Sp.   50,000     457,543
                          Midamerican Energy           U.S.   40,425     677,119
                          Pinnacle West Capital
                           Corp.                       U.S.   27,500     790,625
                                                                     -----------
                                                                       1,925,287
--------------------------------------------------------------------------------
 Wholesale & International Trade: 0.6%
                          Brierley Investments
                           Ltd.                        N.Z.  370,000     292,683
                                                                     -----------
 TOTAL COMMON STOCKS (cost $23,770,485)                               32,463,979
--------------------------------------------------------------------------------

Templeton American Trust, Inc.
Investment Portfolio, December 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY                 ISSUE                    COUNTRY      SHARES         VALUE
----------------------------------------------------------------------------------------
PREFERRED STOCK: 0.1% (cost $6,795)
----------------------------------------------------------------------------------------
                          *Everen Capital Corp.,
                           pfd. A                   U.S.             430    $    10,544
----------------------------------------------------------------------------------------
                                                             PRINCIPAL IN
                                                           LOCAL CURRENCY**
----------------------------------------------------------------------------------------
BOND: 0.1% (cost $21,414)
----------------------------------------------------------------------------------------
                          Brierley Investments
                           Ltd., 9.00%, conv.,
                           6/30/98                  N.Z.          46,250         34,393
----------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 27.9% (cost $12,564,017)
----------------------------------------------------------------------------------------
                          U.S. Treasury Bills,
                           4.83% to 5.40% with
                           maturities to 3/14/96    U.S.      12,605,000     12,573,276
----------------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 100.1% (cost $36,362,711)                                45,082,192
 OTHER ASSETS, LESS LIABILITIES: (0.1)%                                         (18,460)
                                                                            -----------
 TOTAL NET ASSETS: 100.0%                                                   $45,063,732
                                                                            ===========

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton American Trust, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value (identified cost $36,362,711) $45,082,192
 Cash                                                                    5,675
 Receivables:
  Capital shares sold                                                  112,369
  Dividends and interest                                                76,442
                                                                   -----------
   Total assets                                                     45,276,678
                                                                   -----------
Liabilities:
 Payables:
  Investment securities purchased                                        9,896
  Capital shares redeemed                                               24,641
 Accrued expenses                                                      178,409
                                                                   -----------
   Total liabilities                                                   212,946
                                                                   -----------
Net assets, at value                                               $45,063,732
                                                                   ===========
Net assets consist of:
 Net unrealized appreciation                                       $ 8,719,481
 Accumulated net realized loss                                          (1,773)
 Net capital paid in on shares of capital stock                     36,346,024
                                                                   -----------
Net assets, at value                                               $45,063,732
                                                                   ===========
Class I
 Net asset value per share ($880,688 / 61,870 shares outstanding)  $     14.23
                                                                   ===========
 Maximum offering price ($14.23 / 94.25%)                          $     15.10
                                                                   ===========
Class II
 Net asset value per share ($44,183,044 / 3,101,475 shares
  outstanding)                                                     $     14.25
                                                                   ===========
 Maximum offering price ($14.25 / 99.0%)                           $     14.39
                                                                   ===========

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 (net of $24,921 foreign taxes withheld)
 Dividends                                            $  747,182
 Interest                                                707,452
                                                      ----------
  Total income                                                   $1,454,634
Expenses:
 Management fees (Note 3)                                304,286
 Administrative fees (Note 3)                             65,203
 Distribution fees (Note 3)
  Class I                                                  1,602
  Class II                                               429,294
 Transfer agent fees (Note 3)                             57,000
 Custodian fees                                            5,300
 Reports to shareholders                                  78,000
 Audit fees                                               16,000
 Legal fees (Note 3)                                      33,500
 Registration and filing fees                             48,000
 Other                                                     2,872
                                                      ----------
  Total expenses                                                  1,041,057
                                                                 ----------
   Net investment income                                            413,577
Realized and unrealized gain:
 Net realized gain on:
 Investments                                             800,064
 Foreign currency transactions                             4,625
                                                      ----------
                                                         804,689
 Net unrealized appreciation on investments            5,748,102
                                                      ----------
  Net realized and unrealized gain                                6,552,791
                                                                 ----------
Net increase in net assets resulting from operations             $6,966,368
                                                                 ==========

                 SEE NOTES TO FINANCIAL STATEMENTS.
14

Templeton American Trust, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                        1995         1994
                                                     -----------  -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income                              $   413,577  $   124,924
  Net realized gain on investment and foreign cur-
   rency transactions                                    804,689    2,849,815
  Net unrealized appreciation (depreciation)           5,748,102   (2,458,034)
                                                     -----------  -----------
   Net increase in net assets resulting from opera-
    tions                                              6,966,368      516,705
 Distributions to shareholders:
  From net investment income
    Class I                                              (11,296)          --
    Class II                                            (402,975)    (137,730)
  From net realized gain
    Class I                                              (15,561)          --
    Class II                                            (864,834)  (2,952,688)
 Capital share transactions (Note 2)
    Class I                                              867,236           --
    Class II                                             565,428    6,114,650
                                                     -----------  -----------
     Net increase in net assets                        7,104,366    3,540,937
Net assets:
 Beginning of year                                    37,959,366   34,418,429
                                                     -----------  -----------
 End of year                                         $45,063,732  $37,959,366
                                                     ===========  ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton American Trust, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton American Trust, Inc. (the Fund) is an open-end, diversified manage-ment investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

A. Securities Valuations:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

Effective May 1, 1995, the Fund offered two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their ini-tial sales load, a contingent deferred sales charge on Class II shares, distri-bution fees, and voting rights on matters affecting a single class. All Fund shares outstanding before May 1, 1995 were designated as Class II shares. At December 31, 1995, there were, for each class, 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

Templeton American Trust, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

                                          CLASS I
                                    --------------------
                                      FOR THE PERIOD
                                    MAY 1, 1995 THROUGH
                                     DECEMBER 31, 1995
                                    --------------------
                                     SHARES     AMOUNT
                                    --------  ----------
     Shares sold                     103,187  $1,462,727
     Shares issued on reinvestment
      of distributions                 1,736      24,258
     Shares redeemed                 (43,053)   (619,749)
                                    --------  ----------
     Net increase                     61,870  $  867,236
                                    ========  ==========
                                                   CLASS II
                                    ------------------------------------------
                                        YEAR ENDED            YEAR ENDED
                                     DECEMBER 31, 1995     DECEMBER 31, 1994
                                    --------------------  --------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT
                                    --------  ----------  --------  ----------
     Shares sold                     484,989  $6,429,431   492,348  $6,699,834
     Shares issued on reinvestment
      of distributions                79,384   1,103,844   212,560   2,647,339
     Shares redeemed                (501,685) (6,967,847) (236,481) (3,232,523)
                                    --------  ----------  --------  ----------
     Net increase                     62,688  $  565,428   468,427  $6,114,650
                                    ========  ==========  ========  ==========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD) and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Fund's investment manager, administrative manager, princi-pal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. The Fund pays TGII monthly an administrative fee of 0.15% per annum on the first $200 million of the Fund's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended December 31, 1995, FTD did not receive any commissions from the sale of the Fund's shares and FTIS received fees of $57,000.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At December 31, 1995, there were no unreimbursed expenses. Class II shares re-deemed within 18 months are subject to a contingent deferred sales charge. Con-tingent deferred sales charges of $48,847 were paid to FTD for the year ended December 31, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $33,500 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995 aggregated $1,354,017 and $3,935,342, respective-ly. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

Templeton American Trust, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------
At December 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $9,462,622
     Unrealized depreciation        (743,141)
                                  ----------
     Net unrealized appreciation  $8,719,481
                                  ==========

Templeton American Trust, Inc.
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders
Templeton American Trust, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton American Trust, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompany-ing financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to ex-press an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by man-agement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton American Trust, Inc. as of December 31, 1995, the results of its opera-tions, the changes in its net assets and the financial highlights for the peri-ods indicated, in conformity with generally accepted accounting principles.

                                               /s/ McGladrey + Pullen, LLP

New York, New York January 31, 1996

--------------------------

 TEMPLETON AMERICAN TRUST, INC.

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be
 preceded or accompanied
 by the current
 prospectus of the
 Templeton American
 Trust, Inc., which
 contains more complete
 information including
 charges and expenses.
 Like any investment in
 securities, the value
 of the Fund's portfolio
 will be subject to the
 risk of loss from
 market, currency,
 economic, political,
 and other factors, as
 well as investment
 decisions by the
 investment manager
 which will not always
 be profitable or wise.
 The Fund and its
 investors are not
 protected from such
 losses by the
 investment manager.
 Therefore, investors
 who cannot accept this
 risk should not invest
 in shares of the Fund.

 To ensure the highest
 quality of service,
 telephone calls to or
 from our service
 departments may be
 monitored, recorded,
 and accessed. These
 calls can be determined
 by the presence of
 a regular beeping tone.

--------------------------


                                                                 TL100 A95 02/96
LOGO
TEMPLETON
AMERICAN
TRUST, INC.

Annual Report
December 31, 1995




LOGO